Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

     As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Jarett A. Misch, hereby certify that:

1.
The Quarterly Report of General Employment Enterprises, Inc. on Form 10-Q for the quarterly period ended June 30, 2012 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of General Employment Enterprises, Inc.

/s/ Jarett A. Misch
Jarett A. Misch
Chief Financial Officer and Treasurer

Date: August 14, 2012